Filed pursuant to Rule 497

File No. 333-237583

Rule 482ad

EAGLE POINT INCOME COMPANY INC. PRICES OFFERING OF COMMON STOCK

GREENWICH, Conn. – October 29, 2021 – Eagle Point Income Company Inc. (the “Company”) (NYSE:EIC, EICA) today announced that it has priced an underwritten public offering of 600,000 shares of its common stock at a public offering price of $18.45 per share, which will result in net proceeds to the Company of approximately $10.4 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. In addition, the Company has granted the underwriter a 30-day option to purchase up to an additional 90,000 shares of common stock to cover over-allotments, if any.

The offering is expected to close on November 2, 2021, subject to customary closing conditions. The Company intends to use all or substantially all of the net proceeds from the offering to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes.

B. Riley Securities, Inc. is serving as the Sole Bookrunner for the offering.

Investors should consider the Company’s investment objectives, risks, charges, and expenses carefully before investing. The preliminary prospectus supplement dated October 28, 2021 and the accompanying prospectus dated May 29, 2020, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing B. Riley Securities, Inc., Attention: Prospectus Department, 1300 17th Street North, Suite 1300, Arlington, Virginia 22209, by telephone at (703) 312-9580 or by email at prospectuses@brileyfin.com; copies may also be obtained for free by visiting EDGAR on the SEC’s website at http://www.sec.gov.

ABOUT EAGLE POINT INCOME COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation, by investing primarily in junior debt tranches of collateralized loan obligations (“CLOs”). In addition, the Company may invest up to 35% of its total assets (at the time of investment) in CLO equity securities. The Company is externally managed and advised by Eagle Point Income Management LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Eagle Point Income Company Inc.

Investor Relations:

ICR

203-340-8510

ir@EaglePointIncome.com

www.eaglepointincome.com